UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2023

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
PO Box 445
San Francisco, California 94104
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2023, a majority in voting power of the shares of capital stock of Skillz Inc. (the “Company”) appointed Mr. Kevin Chessen to the Board of Directors (the “Board”). Mr. Chessen, 59, currently serves as an advisor at Argonaut Investments, a privately held commercial real estate investment management firm, a position he has held since January 2022. Previously, Mr. Chessen co-founded BTIG, LLC, a global financial services firm, and its predecessor firm, Baypoint Trading. Prior to that, Mr. Chessen was Head of Listed Trading at Banc of America Securities from 1997 to 2022. Prior to that, Mr. Chessen was Head of Asian Equity Trading at Merrill Lynch from 1992 to 1997. Mr. Chessen began his career in financial services with S.G. Warburg in a variety of roles, including Senior Trader on the International Trading Desk. He received his Bachelor of Arts in Business Economics from the University of California, Santa Barbara.
Also, on February 17, 2023, the Board appointed Mr. Chessen to the Audit Committee. The Board affirmatively determined that Mr. Chessen (i) is an independent director under the applicable rules of the NYSE and as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended and (ii) meets all applicable requirements for membership on the Audit Committee.
There is no arrangement or understanding between Mr. Chessen and any other persons pursuant to which Mr. Chessen was appointed as a director. Furthermore, there are no family relationships between Mr. Chessen and any other director or executive officer of the Company and there are no transactions between Mr. Chessen and the Company that would be required to be reported under Item 404(a) of Regulation S-K.
Mr. Chessen will receive compensation consistent with the Company’s compensation program for non-employee directors, as described in the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission on April 1, 2022.
A press release announcing Mr. Chessen’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On February 17, 2023, a majority in voting power of the shares of capital stock of the Company, authorized and approved, by written consent in accordance with Section 228 of the Delaware General Corporation Law, the appointment of Mr. Chessen to the Board.

Item 8.01. Other Events

The Company hereby transmits a copy of a notice to stockholders pursuant to Section 228(e) of the Delaware General Corporation Law. A copy of the notice is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 21, 2023
99.2	Notice to Certain Stockholders Under Section 228(e) of the Delaware General Corporation Law dated February 21, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Charlotte J. Edelman
	Name:	Charlotte J. Edelman
	Title:	General Counsel and Secretary
Date: February 21, 2023